UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

AEGIS High Yield Fund (AHYFX)

SEMI-ANNUAL REPORT
JUNE 30, 2012

Shareholders’ Letter

July 31, 2012

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Semi Annual Report for the six month period ended June 30, 2012.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the six month period ended June 30, 2012, the Fund posted a total return of 2.54%, versus a total return of 7.27% for its benchmark, the Barclays Capital High Yield Index. The Fund’s under performance relative to the benchmark was substantially due to declines in bonds from three of the Fund’s issuers, including Jaguar Mining, ATP Oil & Gas and Penson Worldwide. From inception at January 1, 2004 through period end, the Fund’s annualized total return was 7.31%, versus 8.31% for the Barclays Capital High Yield Index.*

*Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending June 30, 2012 are -2.00%, 13.56%, 6.36%, and 7.31% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending June 30, 2012 are 7.27%, 16.29%, 8.45%, and 8.31%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. The Fund has an annualized gross expense ratio of 1.45%. The Fund’s net annualized expense ratio, after fee waivers, is 1.20%. The advisor has contractually agreed to waive fees through 4/30/13.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

The weighted average maturity of the Fund portfolio at June 30, 2012 was approximately 3.8 years. The duration of the Fund portfolio (excluding Fund holdings of equity securities) was 2.3 years, compared to a reported 4.1 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at June 30, 2012 was $8.88 per share, versus $9.05 at the beginning of the year. Income and capital gain distributions totaling 41.1 cents per share were paid during the six month period. At June 30, 2012, the Fund’s SEC 30-day annualized yield to maturity was 14.5%.

With the exception of a brief pullback in May, high yield bond prices moved higher and yields lower during the first half of 2012. The high yield spread over 10-year Treasuries (as measured by the Yield-to-Maturity of the Barclays Capital High Yield Very Liquid Index over 10-year Treasuries) remained relatively stable as 10-year Treasury yields moved lower. As of the end of July, the high yield spread was 589 basis points, down 47 basis points from the end of 2011. Although spreads still remain 46 basis points above the 543 basis point average since 1994, it is important to recognize that the spread is based off of 10-year Treasury yields that are near record lows. With 10-year Treasury yields down approximately 40 basis points during 2011 to a meager 1.49% at the end of July, we remain focused on the risk of rising interest rates and continue to work to position the portfolio in a manner that minimizes interest rate risk by focusing on shorter duration bonds.

Although we do not view the overall high yield market as particularly attractive from a risk/reward perspective, we continue to work to identify specific opportunities to put shareholder capital to work in bonds with elevated yields which are high in the capital structure of asset-rich issuers with strong credit metrics where we believe competitive returns can be generated.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Second Quarter 2012 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $3.0 million. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise.

Basis Point: One 100th of one percent.

Barclays Capital High Yield Index: An index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds

Barclays Capital High Yield Very Liquid Index: A more liquid version of the U.S. Corporate High-Yield Index that measures the market of USD denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The VLI follows the same index construction rules as the U.S. Corporate High-Yield Index, but each issue must have been issued within the past three years, have a USD 600 million minimum amount outstanding and include only the largest issue from each issuer.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of investments provided in this report for the complete listing of fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2012
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semiannual-period, January 1, 2012 – June 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical
	Beginning Account Value 1/1/2012	Ending Account Value(1) 6/30/2012	Expenses Paid During Period(2)	Ending Account Value(1) 6/30/2012	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$1,025.40	$6.11	$1,024.86	$6.11

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2012 to June 30, 2012 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period January 1, 2012 to June 30, 2012 was 2.54%.

(2)
Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 01/01/2012 and 6/30/2012).

Please see performance data disclosure on page 2

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The previous table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees.

Key Statistics

Result of a $10,000 Investment

Average Annual Total Returns (As of June, 30, 2012)

	Aegis High Yield	Barclays Capital HY Index
Trailing 1 Year	–2.00%	7.27%
Trailing 3 Year	13.56%	16.29%
Trailing 5 Year	6.36%	8.45%
Since inception (January 1, 2004)	7.31%	8.31%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of May 1, 2012, the effective date of the most recent prospectus, the gross expense ratio for the fund was 1.45%.

Portfolio Characteristics
June 30, 2012
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks		3.5%
Miscellaneous Manufacturing	0.3%
Real Estate Investment Trusts	2.2%
Transportation	1.0%
Convertible Bonds		11.5%
Agriculture	4.2%
Diversified Financial Services	0.2%
Lodging	0.0%
Mining	2.3%
Real Estate Investment Trusts	4.8%
Corporate Bonds		72.8%
Agriculture	4.1%
Auto Parts & Equipment	2.2%
Chemicals	5.7%
Coal	4.0%
Direct Marketing	4.5%
Diversified Financial Services	2.3%
Engineering & Construction	0.1%
Entertainment	2.9%
Food	2.7%
Home Builders	2.7%
Lodging	2.4%
Machinery - Diversified	2.2%
Media	0.5%
Mining	1.8%
Oil & Gas Drilling	2.8%
Oil & Gas Services	2.6%
Oil Companies – Exploration & Production	19.2%
Packaging & Containers	2.9%
Publishing	1.6%
Real Estate Investment Trusts	0.0%
Retail	1.6%
Telecommunications	1.1%
Transportation	2.9%
Preferred Stocks		2.5%
Oil Companies – Exploration & Production	0.4%
Insurance	2.1%
Warrants		0.9%
Oil Companies – Exploration & Production	0.9%
Other Assets & Liabilities		8.8%
Net Assets		100.0%

Portfolio Characteristics – (Continued)
June 30, 2012
(Unaudited)

Credit Quality – % of Corporate Bonds

BB or above	2.3%
B	45.3%
CCC	17.5%
Below CCC or others	34.9%
Total	100.0%

Maturity (Or Most Likely Call) –% of Corporate Bonds

Less than 1 year	1.4%
1 – 3 years	69.5%
4 – 6 years	25.7%
7 – 10 years	0.1%
More than 10 years	3.3%
Total	100.0%

Schedule of Portfolio Investments
June 30, 2012
(Unaudited)

		Shares or Principal Amount	Value
Common Stocks – 3.5%

Miscellaneous Manufacturing – 0.3%
Arctic Glacier Income Fund(1)(2)		704,320	$143,548

Real Estate Investment Trusts – 2.2%
PMC Commercial Trust REIT		108,720	837,144
Scott’s Real Estate Investment Trust REIT(1)(2)		20,500	137,123
			974,267
Transportation – 1.0%
Baltic Trading Ltd.(1)		48,500	166,840
Globus Maritime Ltd.(1)		80,930	258,976
			425,816

Total Common Stocks (Cost $1,925,310)			1,543,631

Convertible Bonds – 11.5%
Agriculture – 4.2%
Alliance One International, Inc., Sr. Subord., 07/15/2014, 5.500%		1,900,000	1,826,375
Diversified Financial Services – 0.2%
Penson Worldwide, Inc., Sr. Unsec., 06/01/2014, 8.000%(3)		1,000,000	95,000
Lodging – 0.0%
Royal Host, Inc., Sub. Debentures, 06/30/2014, 5.900% (1)	CAD	8,000	7,056

Mining – 2.3%
Jaguar Mining, Inc., Sr. Unsec., 11/01/2014, 4.500%(1)(3)		2,000,000	1,017,500

Real Estate Investment Trusts – 4.8%
Scott’s Real Estate Investment Trust, Sub Debentures, 12/31/2014, 7.750%(1)	CAD	2,116,000	2,093,865

Total Convertible Bonds (Cost $6,762,401)			5,039,796

Schedule of Portfolio Investments
June 30, 2012
(Unaudited)

		Shares or Principal Amount	Value
Corporate Bonds – 72.8%

Agriculture – 4.1%
Alliance One International, Inc., Company Guarantee, 07/15/2016, 10.000%		1,000,000	1,007,500
Vector Group Ltd., Sr. Sec., 08/15/2015, 11.000%		750,000	783,750

			1,791,250

Auto Parts & Equipment – 2.2%
Stanadyne Corp., Sr. Subord. Notes, 08/15/2014, 10.000%		500,000	439,375
Stanadyne Holdings, Inc., Sr. Discount Notes, 02/15/2015, 12.000%		750,000	533,438
			972,813

Chemicals – 5.7%
American Pacific Corp., Company Guarantee, 02/01/2015, 9.000%		2,500,000	2,481,250

Coal – 4.0%
Murray Energy Corp., Sr. Sec., 10/15/2015, 10.250%(3)		2,000,000	1,765,000

Direct Marketing – 4.5%
Sitel LLC / Sitel Financial Corp., 08/01/2017, 11.000%(3)		2,000,000	1,950,000

Diversified Financial Services – 2.3%
ADFITECH, Inc., Sr. Sec., 03/15/2020, 8.000%		19,567	11,814
GFI Group, Inc. Sr. Unsec., 07/19/2018, 8.375%		1,000,000	845,000
Penson Worldwide, Inc., Sec., 05/15/2017, 12.500%(3)		915,000	141,825
			998,639

Engineering & Construction – 0.1%

Pfleiderer Finance BV, Company Guarantee, 02/14/2049, 7.125%(1)(4)	EURO	650,000	23,945

Schedule of Portfolio Investments
June 30, 2012
(Unaudited)

		Shares or Principal Amount	Value
Corporate Bonds – (continued)

Entertainment – 2.9%
Jacobs Entertainment, Inc., Company Guarantee, 06/15/2014, 9.750%		1,250,000	1,246,875

Food – 2.7%
Reddy Ice Corp., Sr. Sec., 03/15/2015, 11.250%		1,250,000	1,200,000

Home Builders – 2.7%
Staunton Hotel LLC, Notes, 06/01/2029, 6.250%(3)		1,700,000	1,197,225

Lodging – 2.4%
Royal Host, Inc., Subord., 09/30/2013, 6.250%(1)	CAD	1,120,000	1,028,583

Machinery – Diversified - 2.2%
Tempel Steel Co., Sr. Sec., 08/15/2016, 12.000%(3)		1,000,000	956,250

Media – 0.5%
Hearst-Argyle Television, Inc., Sr. Unsec., 01/15/2018, 7.000%		265,000	225,602

Mining – 1.8%
Thompson Creek Metals Co., Inc., Company Guarantee, 06/01/2018, 7.375%(1)		1,000,000	807,500

Oil & Gas Drilling – 2.8%
Deep Drilling 7 Pte. Ltd and Deep Drilling 8 Pte. Ltd, 03/05/2015, 14.250%(1)		1,250,000	1,244,025

Oil & Gas Services – 2.6%
Global Rig Co. ASA, Company Guarantee, 06/15/2015, 13.000%		1,090,000	1,133,600

Oil Companies – Exploration & Production – 19.2%
ATP Oil & Gas Corp., Sr. Sec., 05/01/2015, 11.875%		1,250,000	587,500

Schedule of Portfolio Investments
June 30, 2012
(Unaudited)

		Shares or Principal Amount	Value
Corporate Bonds – (continued)

Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 12/01/2015, 13.750%		2,500,000	2,525,000
Endeavour International Corp., 03/01/2018, 12.000%(3)		1,000,000	1,045,000
Panoro Energy ASA, Sr. Sec., 11/15/2018, 12.000% (1)		1,100,000	1,138,500
RAAM Global Energy Co., Sec., 10/01/2015, 12.500%		2,000,000	2,062,500
Woodbine Holdings LLC, 05/15/2016, 12.000%		1,000,000	1,065,000

			8,423,500
Packaging & Containers – 2.9%
Pretium Packaging LLC / Pretium Finance Inc., Sec., 04/01/2016, 11.500%		1,250,000	1,268,750

Publishing – 1.6%
The Readers Digest Association, Inc. Sr. Sec., 02/15/2017, 9.500%		881,000	691,585

Real Estate Investment Trusts – 0.0%
Scott’s Real Estate Investment Trust, Sub Debentures, 12/31/2012, 7.150%(1)	CAD	16,000	16,352

Retail – 1.6%
HOA Restaurant Group LLC / HOA Finance Corp., Sr. Sec., 04/01/2017, 11.250%(3)		750,000	698,438

Telecommunications – 1.1%
Broadview Networks Holdings Inc., Sr. Sec., 09/01/2012, 11.375%		750,000	513,750

Transportation – 2.9%
SinOceanic II AS, 02/17/2015, 10.000%(1)		1,300,000	1,261,000

Total Corporate Bonds (Cost $34,064,191)			31,895,932

Schedule of Portfolio Investments
June 30, 2012
(Unaudited)

	Shares or Principal Amount	Value

Preferred Stocks – 2.5%
Oil Companies – Exploration & Production – 0.4%
ATP Oil & Gas Corp.(3)	8,200	145,550
Magnum Hunter Resourses Corp.	1,610	41,329
		186,879

Insurance – 2.1%
Aspen Insurance Holdings Ltd. (1)	16,432	895,544

Total Preferred Stocks (Cost $1,844,301)		1,082,423

Warrants – 0.9%
Oil Companies – Exploration & Production – 0.9%
Woodbine Holdings LLC (2)	1,000	400,000

Total Warrants (Cost $0)		400,000
Total Investments – 91.2% (Cost $44,596,203)		39,961,782
Other Assets in Excess of Liabiliies - 8.8%		3,877,431
Net Assets – 100.0%		$43,839,213

(1)	Foreign security denominated in U.S. Dollars.

(2)	Non-income producing securities.

(3)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)	Issue is in default or bankruptcy.
CAD = Canadian Dollar
EURO = The European Currency, EURO

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2012
(Unaudited)

Assets
Total investments in securities, at value (cost $44,596,203)	$39,961,782
Interest and dividends receivable	996,846
Receivable for Fund shares sold	100,676
Cash	2,839,797
Prepaid assets	32,652
Total Assets	43,931,753

Liabilities
Accrued Trustee and chief compliance officer fees	10,185
Payable for Fund shares redeemed	1,834
Payable to Investment Advisor	28,430
Other payables	52,091
Total Liabilities	92,540

Net Assets	$43,839,213

Net assets consist of:
Paid-in capital	49,094,764
Accumulated undistributed net investment income	138,232
Accumulated net realized loss on investments and foreign currency transactions	(759,362)
Net unrealized depreciation on investments and foreign currency transactions	(4,634,421)
Net Assets	$43,839,213

Capital Shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	4,934,237
Net asset value per share	$8.88

*	Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For The Six Months Ended June 30, 2012
(Unaudited)

Investment Income
Dividends income #	$174,884
Interest income	2,196,204
Total investment income	2,371,088

Expenses
Investment advisory fees (Note 3)	200,026
Fund servicing fees	24,894
Directors & chief compliance officer fees (Note 3)	16,859
Printing and postage fees	15,307
Legal fees	12,840
Transfer agent & custody fees	8,743
Audit fees	7,859
Registration fees	6,011
Insurance fees	2,243
Miscellaneous fees	12,304
Gross expenses	307,086
Waiver of fees	(40,383)
Net expenses	266,703
Net Investment Income	2,104,385
Realized and unrealized loss on investments and foreign currency transactions:
Net realized loss from:
Investments in unaffiliated companies	(409,749)
Foreign currency transactions	(67,561)
Net realized loss on investments and foreign currency transactions	(477,310)
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(576,322)
Foreign currency transactions	(125)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(576,447)

Net realized and unrealized loss on investments and foreign currency transactions	(1,053,757)
Net increase in net assets resulting from operations	$1,050,628

# Net of foreign tax withholding of $1,237.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
	(Unaudited)
Operations:
Net investment income	$2,104,385	$2,852,670
Net realized loss on investments and foreign currency transactions	(477,310)	(259,912)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(576,447)	(3,806,485)
Net increase (decrease) in net assets resulting from operations	1,050,628	(1,213,727)

Distributions
Net investment income	(1,930,440)	(2,864,066)
Net realized gain on investments	—	(502,795)
Net decrease in net assets resulting from distributions paid	(1,930,440)	(3,366,861)

Capital share transactions*
Subscriptions	16,432,279	38,888,417
Distributions reinvested	1,553,547	2,550,657
Redemptions	(13,570,362)	(19,783,106)
Redemptions fees	51,217	104,799
Net increase in net assets resulting from capital share transactions	4,466,681	21,760,767

Total Increase in Net Assets	3,586,869	17,180,179

Net Assets
Beginning of period	40,252,344	23,072,165
End of period	$43,839,213	$40,252,344
Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of period	$138,232	$(35,713)
*Share information
Subscriptions	1,750,538	3,912,074
Distributions reinvested	167,514	265,806
Redemptions	(1,429,856)	(2,041,645)
Net increase in shares	488,196	2,136,235
Beginning shares	4,446,041	2,309,806
Ending shares	4,934,237	4,446,041

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	For the Six Months Ended June 30 2012

			Years Ended December 31,
			2011	2010	2009	2008	2007
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$9.05		$9.99	$10.19	$6.78	$9.93	$10.69
Income from investment operations:
Net investment income (loss)	0.44		0.75	0.79	0.73	0.77	0.74
Net realized and unrealized gain (loss) on investments foreign currency transactions	(0.20)		(0.85)	0.59	3.40	(3.14)	(0.64)
Total from investment operations	0.24		(0.10)	1.38	4.13	(2.37)	0.10

Less distributions to shareholders from:
Net investment income	(0.42)		(0.75)	(0.80)	(0.72)	(0.77)	(0.74)
Net realized capital gains	—		(0.12)	(0.79)	—	(0.01)	(0.12)
Total Distributions	(0.42)		(0.87)	(1.59)	(0.72)	(0.78)	(0.86)
Redemption fees	0.01		0.03	0.01	—	—	—
Net asset value, end of period	$8.88		$9.05	$9.99	$10.19	$6.78	$9.93
Total investment return	2.54	%(1)	(0.89)%	14.22%	63.85%	(25.18)%	0.74%

Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20	%(2)	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before reimbursement	1.38	%(2)	1.45%	1.90%	2.35%	3.24%	3.21%
Net investment income	9.58	%(2)	7.70%	7.64%	8.92%	8.64%	7.06%
Portfolio turnover	9	%(1)	46%	123%	65%	9%	37%
Net assets at end of period (000’s)	$43,839		$40,252	$23,072	$18,064	$5,419	$7,553

(1)	Not Annualized
(2)	Annualized

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2012
(Unaudited)

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end investment management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
June 30, 2012
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

•
Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks and preferred stocks. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund recognizes transfers between levels of the hierarchy on the date of transfer. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012:

Notes to Financial Statements
June 30, 2012
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

	Level 1	Level 2	Level 3	Total
Common Stock*	1,543,631	—	—	1,543,631
Convertible Bond*	—	5,039,796	—	5,039,796
Corporate Bonds*	—	31,895,932	—	31,895,932
Preferred Stocks
Insurance	895,544	—	—	895,544
Oil Companies – Exploration & Production	41,329	145,550	—	186,879
Warrants	400,000	—	—	400,000
Total*	2,880,504	37,081,278	—	39,961,782

* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report.

FASB ASC 815, Derivatives and Hedging (ASC 815) requires enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Aegis High Yield Fund did not maintain any positions in derivative instruments or engaged in hedging activities during the period ended June 30, 2012.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Notes to Financial Statements
June 30, 2012
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements
June 30, 2012
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

Other. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2012 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2013, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the six months ended June 30, 2012, the Advisor waived fees in the amount of $40,383.

Notes to Financial Statements
June 30, 2012
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates (continued)

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2011, there was $268,140 of fees available to be recovered no later than December 31, 2015, of which, $135,358 and $92,399 and $40,383 are recoverable through December 31, 2013, 2014 and 2015 respectively.

Certain officers and Trustees of the Fund are also officers and Trustees of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $9,491,875 and $3,338,341, respectively, for the semi-annual period ended June 30, 2012.

5. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$43,349,895
Gross unrealized appreciation	$310,475
Gross unrealized depreciation	(4,356,398)
Unrealized depreciation on foreign currency	(1,689)
Net unrealized depreciation	$(4,047,612)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Notes to Financial Statements
June 30, 2012
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets (continued)

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	$(328,127)
Unrealized depreciation on investments and foreign currency	(4,047,612)
Total accumulated earnings	$(4,375,739)

At December 31, 2011 the Fund had net realized capital losses from transactions between November 1, 2011 and December 31, 2011 of $292,414 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

As of December 31, 2011, the Fund had realized currency losses from transactions between November 1, 2011 and December 31, 2011 of $35,713 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

Primarily as a result of differing book/tax treatment of foreign currency transactions and REIT’s, on December 31, 2011 undistributed net investment income was decreased by 24,354 and accumulated net realized loss on investments was increased by 24,354. These reclassifications have no effect on the net assets of the Fund.

The tax components of dividends paid during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distribution paid from:
Ordinary income	$3,366,861	$2,928,501
Long-term capital gains	—	210,365
Total distributions	$3,366,861	$3,138,866

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likelythan-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and

Notes to Financial Statements
June 30, 2012
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets (continued)

penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Recently Issued Accounting Pronouncements & Tax Law Changes

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carryforwards may be utilized.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the December 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the December 31, 2012 taxable year.

Notes to Financial Statements
June 30, 2012
(Unaudited)

6. Recently Issued Accounting Pronouncements & Tax Law Changes (continued)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the semi-annual period ended June 30, 2012, events and transactions subsequent to June 30, 2012, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 800-SEC-0330.

Aegis High Yield Fund	Independent Registered Public Accounting Firm
c/o U.S. Bancorp Fund Services, LLC	BBD, LLP
615 East Michigan Street	1835 Market Street, 26th Floor
Milwaukee, Wisconsin 53202	Philadelphia, Pennsylvania 19103
Phone: (800) 528-3780
www.aegisvaluefund.com	Counsel
Seward & Kissel, LLP
Board of Directors	1200 G Street, N.W., Suite 350
Scott L. Barbee	Washington, D.C. 20005
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830,
McLean, VA 22101

Custodian
UMB Bank, N.A.
928 Grand Boulevard
Kansas City, Missouri 64106

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto.

Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	September 5, 2012

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:	September 5, 2012